--------------------------------------------------------------------------------
SPECIALTY EQUITY
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Alliance Health Care Fund

Annual Report
June 30, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
August 24, 2001

Dear Shareholder:

This report contains investment results for Alliance Health Care Fund (the "Fund") for the annual reporting period ended June 30, 2001, as well as a discussion of the Fund's investment strategy and outlook.

Investment Objective and Policies

This open-end fund seeks capital appreciation and, secondarily, current income. The Fund invests in securities issued by companies principally engaged in health care and health care-related industries. The Fund seeks to benefit from capital appreciation opportunities in emerging technologies and services in health care industries by investing in companies which are expected to profit from the development of new products and services for these industries. The Fund invests primarily in the equity securities of U.S. companies and may invest up to 40% of its total assets in foreign securities.

Investment Results

The following table indicates the Fund's performance compared to its benchmarks, the Standard & Poor's (S&P) 500 Stock Index and the S&P Healthcare Sector Composite, for the six- and 12-month periods ended June 30, 2001.

INVESTMENT RESULTS*
Periods Ended June 30, 2001

                                                           ---------------------
                                                               Total Returns
                                                           ---------------------
                                                           6 Months    12 Months
--------------------------------------------------------------------------------

Alliance Health Care Fund
  Class A                                                   -16.67%       -9.10%
--------------------------------------------------------------------------------
  Class B                                                   -16.98%       -9.81%
--------------------------------------------------------------------------------
  Class C                                                   -16.98%       -9.81%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                          -6.70%      -14.83%
--------------------------------------------------------------------------------
S&P Healthcare Sector Composite                             -15.95%       -7.64%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of June 30, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Returns for Advisor Class shares will vary due to different expenses associated with this class. Past performance is no guarantee of future results.

      The unmanaged S&P 500 Stock Index is comprised of 500 U.S.


--------------------------------------------------------------------------------
                                                   ALLIANCE HEALTH CARE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      companies and is a common measure of the performance for the overall U.S. stock market. The unmanaged S&P Healthcare Sector Composite is a capitalization-weighted index of all of the stocks in the S&P 500 Stock Index that are involved in the business of health care-related products or services. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Health Care Fund.

      Additional investment results appear on pages 4-7.

The Fund's Class A shares fell 9.10% over the 12-month period under review--outperforming the S&P 500 Stock Index, but still behind the S&P Healthcare Sector Composite. The Fund underperformed both benchmarks for the six-month period. Since its inception on August 27, 1999, the Fund has outperformed both of its benchmarks.

The Fund's underperformance, relative to the health care benchmark, over the past six months can be attributed to large declines in several biotechnology holdings in the portfolio. The outperformance of the Fund relative to the S&P 500 over the past 12 months can be attributed to the market's preference for steady growers in calendar year 2001, given weakening economic growth.

Health care stocks sharply outperformed the overall market in the second half of fiscal year 2000 (June through December) and proceeded to underperform in the first half of fiscal year 2001 (January through June). Our best explanation for this discrepancy is that investors were attracted to "defensive" stocks whose underlying earnings growth is less susceptible to the economic weakness around the world, which became evident during the fiscal year. We sensed that in the latter six-month period ended June 30, 2001, investors were trying to anticipate an economic recovery, although they were unsure of the timing or the slope of the recovery. Throughout the 12-month period, the fundamentals of health care companies have remained largely intact with the exception of demand weakness for equipment suppliers to the drug research markets and the perception that the Food and Drug Administration (FDA) is becoming more cautious in its drug approval process.

Investment Strategy

Medical services stocks grew to nearly 22% of the Fund's holdings at fiscal year-end, contributing to the Fund's positive performance. Pricing trends for health insurers in the U.S. have been very positive with commercial premium rate increases in the low teens in 2001, and we expect even higher rate increases in 2002. These strong pricing trends have allowed for excellent profit growth for certain managed care providers, and, in turn, large rate increases for provider groups such as hospitals. UnitedHealth's stock rose 44% over the 12-month period while WellPoint's stock increased 30%. Moreover, government reimbursement trends have also improved for hospitals due to Medicare rate-relief legislation passed by the U.S. Congress.


--------------------------------------------------------------------------------
2 o ALLIANCE HEALTH CARE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Our drug holdings are concentrated in the fastest growing drug companies. All of these companies have a favorable mix of positive momentum in their present product lines, expected contributions from new drug pipelines and moderate patent expiration risk. If a Medicare drug benefit is passed by Congress in the U.S. in 2001 or 2002, the expected absence of price controls should provide profitable, new demand growth for the industry.

Biotechnology stocks have been hurt by the weak overall market and demand weakness for equipment suppliers to this market. This demand weakness is centered in young research-based companies, which currently have little access to capital because of the drying up of venture capital and the initial public offering (IPO) market for new companies.

Outlook

Our outlook for the Fund's holdings is very positive. Earnings growth for the Fund's portfolio should reach between 16% and 17% annually between 2001 and 2003 as compared to a very weak corporate profit picture, at least in the near-term. Currently, the Fund's portfolio holdings sell at a 5% to 10% premium at the market multiple, a relatively low valuation parameter when viewed historically. New product introductions continue to advance while demographics (aging of the population) leave no doubts about demand growth for health care products on a worldwide basis.

Thank you for your interest and investment in Alliance Health Care Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Norman M. Fidel

Norman M. Fidel
Senior Vice President

[PHOTO]           John D. Carifa

[PHOTO]           Norman M. Fidel

Norman M. Fidel, Portfolio Manager, has over 32 years of investment experience.


--------------------------------------------------------------------------------
                                                   ALLIANCE HEALTH CARE FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE HEALTH CARE FUND
GROWTH OF A $10,000 INVESTMENT
8/31/99* TO 6/30/01


Alliance Health Care Fund Class A: $10,869
S&P Healthcare Sector Composite: $10,774
S&P 500 Stock Index: $9,476

[The following table was depicted as a mountain chart in the printed material.]

                            Alliance                         S&P Healthcare
                          Health Care          S&P 500            Sector
                             Fund            Stock Index        Composite
-------------------------------------------------------------------------------
    8/31/1999*              $ 9,576            $10,000           $10,000
    9/30/99                 $ 8,987            $ 9,726           $ 9,214
    12/31/99                $ 9,923            $11,172           $ 9,428
    3/31/00                 $10,511            $11,428           $ 9,469
    6/30/00                 $11,958            $11,125           $11,663
    9/30/00                 $12,951            $11,017           $11,568
    12/31/00                $13,043            $10,155           $12,818
    3/31/01                 $10,539            $ 8,952           $10,906
    6/30/01                 $10,869            $ 9,476           $10,774


This chart illustrates the total value of an assumed $10,000 investment in Alliance Health Care Fund Class A shares (from 8/31/99 to 6/30/01) as compared to the performance of appropriate indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Standard & Poor's (S&P) 500 Stock Index is an unmanaged index of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

The unmanaged S&P Healthcare Sector Composite is a capitalization-weighted index of all of the stocks in the S&P 500 Stock Index that are involved in the business of health care-related products or services.

When comparing Alliance Health Care Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Health Care Fund.

*     Closest month-end after Fund's Class A share inception date of 8/27/99.


--------------------------------------------------------------------------------
4 o ALLIANCE HEALTH CARE FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE HEALTH CARE FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 6/30

                              [BAR CHART OMITTED]

              Alliance Health Care Fund--Yearly Periods Ended 6/30
--------------------------------------------------------------------------------
                                Alliance               S&P Healthcare
                            Health Care Fund          Sector Composite
--------------------------------------------------------------------------------
      6/30/00*                    24.00%                    16.62%
      6/30/01                     -9.10%                    -7.64%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, Class C and Advisor shares will vary from the results shown due to different expenses charged to these classes. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged S&P Healthcare Sector Composite is a capitalization-weighted index of all of the stocks in the S&P 500 Stock Index that are involved in the business of health care-related products or services. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Health Care Fund.

* The Fund's return for the period ended 6/30/00 is from the Fund's inception date of 8/27/99 through 6/30/00. The benchmark's return for the period ended 6/30/00 is from 8/31/99 through 6/30/00.

--------------------------------------------------------------------------------
                                                   ALLIANCE HEALTH CARE FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
June 30, 2001

INCEPTION DATES               PORTFOLIO STATISTICS

Class A Shares                Net Assets ($mil): $345.4
8/27/99                       Median Market Capitalization ($mil): $43,364
Class B Shares
8/27/99
Class C Shares
8/27/99

COUNTRY BREAKDOWN

  75.8%  United States
   8.4%  Switzerland
   5.5%  United Kingdom                   [PIE CHART]
   4.2%  Japan
   4.1%  France
   0.5%  Canada

   1.5%  Short-Term

INDUSTRY BREAKDOWN

  47.1%  Drugs
  21.9%  Medical Services
  16.7%  Biotechnology                    [PIE CHART]
  12.8%  Medical Products

   1.5%  Short-Term

All data as of June 30, 2001. The Fund's country and industry breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o ALLIANCE HEALTH CARE FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2001

Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge                With Sales Charge
               1 Year              -9.10%                           -12.96%
      Since Inception*              6.68%                             4.23%

Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge                With Sales Charge
               1 Year              -9.81%                           -13.39%
      Since Inception*              5.91%                             4.36%

Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge                With Sales Charge
              1 Year               -9.81%                           -10.70%
     Since Inception*               5.91%                             5.91%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2001)

                                       Class A           Class B         Class C
                                       Shares            Shares          Shares
--------------------------------------------------------------------------------
              1 Year                   -12.96%           -13.39%         -10.70%
     Since Inception*                    4.23%             4.36%           5.91%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund concentrates its investments in the health care and health sciences industries and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. The Fund's investments in small- to mid-capitalization companies have capitalization risks and may be more volatile than investments in larger companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception Date: 8/27/99 for all share classes.


--------------------------------------------------------------------------------
                                                   ALLIANCE HEALTH CARE FUND o 7

------------------------
INDUSTRY DIVERSIFICATION
------------------------

INDUSTRY DIVERSIFICATION
June 30, 2001
                                                                      Percent of
                                                     U.S. $ Value     Net Assets
--------------------------------------------------------------------------------
Biotechnology                                       $  57,924,260          16.8%
--------------------------------------------------------------------------------
Drugs                                                 163,235,570          47.3
--------------------------------------------------------------------------------
Medical Products                                       44,151,244          12.8
--------------------------------------------------------------------------------
Medical Services                                       75,801,617          21.9
--------------------------------------------------------------------------------
Total Investments*                                    341,112,691          98.8
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities                4,257,254           1.2
--------------------------------------------------------------------------------
Net Assets                                          $ 345,369,945         100.0%
--------------------------------------------------------------------------------

*     Excludes short-term obligations.


--------------------------------------------------------------------------------
8 o ALLIANCE HEALTH CARE FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
June 30, 2001

                                                                    Percent of
Company                                            U.S. $ Value     Net Assets
--------------------------------------------------------------------------------
Pfizer, Inc.--A research based, global
   pharmaceutical company that
   discovers, develops, manufactures and
   markets medicines for humans and
   animals. The company's products
   include prescription pharmaceuticals,
   non-prescription self medications and
   animal health products such as
   anti-infective medicines and
   vaccines.                                      $ 26,167,669            7.6%
--------------------------------------------------------------------------------
Novartis AG--Manufactures pharmaceutical
   and nutrition products. The company
   produces treatments for hypertension,
   fungal infections, skin conditions,
   arthritis, cancer, cardiovascular
   diseases, arteriosclerosis and other
   conditions, animal health products,
   baby food, and clinical nutrition
   products for healthcare
   organizations.                                   18,313,265            5.3
--------------------------------------------------------------------------------
Pharmacia Corp.--Researches,
   manufactures and sells
   pharmaceuticals worldwide. The
   company's pharmaceuticals segment
   includes prescription products for
   humans and animals, bulk
   pharmaceuticals and contract
   manufacturing. Pharmacia's
   agricultural products segment is
   comprised of agricultural chemicals,
   seeds and genomics, as well as animal
   productivity and nutrition research.             15,647,537            4.5
--------------------------------------------------------------------------------
Sanofi-Synthelabo, SA--Manufactures
   health care products and medical and
   surgical equipment. The company produces
   prescription and generic pharmaceuticals
   primarily for cardiovascular, central
   nervous system, and internal medicine
   disorders, and oncology.
   Sanofi-Synthelabo also produces
   over-the-counter remedies,
   pacemakers, defibrillators and
   monitoring systems.                              14,289,710            4.1
--------------------------------------------------------------------------------
Forest Laboratories, Inc.--Develops,
   manufactures and sells both branded
   and generic forms of ethical products
   which require a physician's
   prescription. The company also
   manufactures non-prescription
   pharmaceutical products sold
   over-the-counter, which are used for
   the treatment of a wide range of
   illnesses. The company's products are
   marketed in the United States and
   eastern Europe.                                  13,745,600            4.0
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                   ALLIANCE HEALTH CARE FUND o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

                                                                    Percent of
Company                                            U.S. $ Value     Net Assets
--------------------------------------------------------------------------------
American Home Products Corp.--Discovers,
   develops, manufactures, distributes
   and sells pharmaceuticals and
   consumer health care products. The
   company's products include branded
   and generic ethical pharmaceuticals,
   biologicals, nutritionals, animal
   biologicals and pharmaceuticals.               $ 12,471,096            3.6%
--------------------------------------------------------------------------------
Stryker Corp.--Develops, manufactures,
   and markets specialty surgical and
   medical products. The company's
   products include orthopedic implants,
   powered surgical instruments,
   endoscopic systems, patient care, and
   handling equipment for the global
   market. The company also provides
   outpatient physical therapy services
   in the United States.                            12,067,000            3.5
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.--Owns and
   manages organized health systems in
   the United States and
   internationally. The company provides
   employers products and resources to
   plan and administer employee benefit
   programs. The company also serves the
   health needs of older Americans,
   provides specialized care services,
   and provides health care information
   and research to providers and payers.            12,016,550            3.5
--------------------------------------------------------------------------------
Tenet Healthcare Corp.--Through its
   subsidiaries, owns or operates
   general hospitals and related health
   care facilities serving communities
   in the United States. The company
   operates rehabilitation hospitals,
   specialty hospitals, long-term care
   facilities, psychiatric
   facilities,and medical office
   buildings near its general hospitals,
   as well as ancillary health care
   businesses.                                      11,824,428            3.4
--------------------------------------------------------------------------------
Medtronic, Inc.--Provides device-based
   therapies that restore health, extend
   life and alleviate pain. The
   company's principal products include
   those for bradycardia pacing,
   tachyarrhythmia management, atrial
   fibrillation management, heart
   failure management, heart valve
   replacement, malignant and
   non-malignant pain and movement
   disorders. Medtronic's products are
   sold worldwide.                                  11,290,854            3.3
--------------------------------------------------------------------------------
                                                  $147,833,709           42.8%


--------------------------------------------------------------------------------
10 o ALLIANCE HEALTH CARE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2001

Company                                                Shares      U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-98.8%
Canada-0.5%
QLT, Inc. (ADR)(a) .........................           90,400     $   1,770,032
                                                                  -------------

France-4.1%
Sanofi-Synthelabo, SA ......................          217,600        14,289,710
                                                                  -------------

Japan-4.2%
Takeda Chemical Industries, Ltd. ...........          219,000        10,184,005
Yamanouchi Pharmaceutical Co., Ltd. ........          151,000         4,237,322
                                                                  -------------
                                                                     14,421,327
                                                                  -------------
Switzerland-8.5%
Novartis AG ................................          417,000        15,095,915
   ADR .....................................           89,000         3,217,350
Roche Holdings, Ltd. AG (ADR) ..............           49,700         3,580,910
Serono, SA (ADR)(a) ........................          292,064         7,286,997
                                                                  -------------
                                                                     29,181,172
                                                                  -------------
United Kingdom-5.5%
AstraZeneca Plc. (ADR) .....................          198,700         9,289,225
GlaxoSmithKline Plc. (ADR) .................          170,793         9,598,567
                                                                  -------------
                                                                     18,887,792
                                                                  -------------
United States-76.0%
Abbott Laboratories ........................          179,000         8,593,790
Abgenix, Inc.(a) ...........................           34,000         1,530,000
Affymetrix, Inc.(a) ........................           92,700         2,044,035
American Home Products Corp. ...............          213,400        12,471,096
Amgen, Inc.(a) .............................          107,100         6,498,828
Applera Corp.-Applied Biosystems Group .....          154,600         4,135,550
Bristol-Myers Squibb Co. ...................           65,400         3,420,420
Cardinal Health, Inc. ......................          151,200        10,432,800
Eli Lilly & Co. ............................           85,100         6,297,400
Forest Laboratories, Inc.(a) ...............          193,600        13,745,600
Genentech, Inc.(a) .........................          111,400         6,138,140
Guidant Corp.(a) ...........................           81,100         2,919,600
HCA, Inc. ..................................          104,900         4,740,431
Health Management Associates, Inc.,
  Series A(a) ..............................          514,700        10,829,288
Hooper Holmes, Inc. ........................          450,600         4,618,650
Human Genome Sciences, Inc.(a) .............          157,600         9,495,400
IMS Health, Inc. ...........................          375,100        10,690,350
Johnson & Johnson ..........................          185,600         9,280,000
MedImmune, Inc.(a) .........................          175,750         8,295,400
Medtronic, Inc. ............................          245,400        11,290,854
Merck & Co., Inc. ..........................          126,000         8,052,660
Millennium Pharmaceuticals, Inc.(a) ........           97,000         3,451,260
Myriad Genetics, Inc.(a) ...................           72,000         4,559,033


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
--------------------------------------------------------------------------------

Pfizer, Inc. ...............................          653,375     $  26,167,669
Pharmacia Corp. ............................          340,534        15,647,537
Schering-Plough Corp. ......................          219,100         7,940,184
Stryker Corp. ..............................          220,000        12,067,000
Tenet Healthcare Corp.(a) ..................          229,200        11,824,428
UnitedHealth Group, Inc. ...................          194,600        12,016,550
Waters Corp.(a) ............................           98,500         2,719,585
Wellpoint Health Networks, Inc.(a) .........          113,000        10,649,120
                                                                  -------------
                                                                    262,562,658
                                                                  -------------
Total Common Stocks
   (cost $331,524,064) .....................                        341,112,691
                                                                  -------------

SHORT-TERM INVESTMENT-1.5%
Time Deposit-1.5%
Societe Generale
   4.00%, 7/02/01
   (cost $5,300,000) .......................           $5,300         5,300,000
                                                                  -------------

Total Investments-100.3%
   (cost $336,824,064) .....................                        346,412,691
Other assets less liabilities-(0.3)% .......                         (1,042,746)
                                                                  -------------

Net Assets-100% ............................                      $ 345,369,945
                                                                  =============

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE HEALTH CARE FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
June 30, 2001

Assets
Investments in securities, at value (cost $336,824,064) ......    $ 346,412,691
Cash .........................................................           45,788
Receivable for capital stock sold ............................          611,762
Dividends and interest receivable ............................          227,244
                                                                  -------------
Total assets .................................................      347,297,485
                                                                  -------------
Liabilities
Payable for capital stock redeemed ...........................        1,080,526
Advisory fee payable .........................................          277,312
Distribution fee payable .....................................          240,507
Accrued expenses .............................................          329,195
                                                                  -------------
Total liabilities ............................................        1,927,540
                                                                  -------------
Net Assets ...................................................    $ 345,369,945
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $      31,143
Additional paid-in capital ...................................      346,527,997
Accumulated net investment loss ..............................          (54,232)
Accumulated net realized loss on investments and
   foreign currency transactions .............................      (10,720,650)
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities .......        9,585,687
                                                                  -------------
                                                                  $ 345,369,945
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($76,826,880/6,861,252 shares of capital stock
   issued and outstanding) ...................................           $11.20
Sales charge--4.25% of public offering price .................              .50
                                                                         ------
Maximum offering price .......................................           $11.70
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($203,619,709/18,426,280 shares of capital stock
   issued and outstanding) ...................................           $11.05
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($57,405,389/5,193,258 shares of capital stock
   issued and outstanding) ...................................           $11.05
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($7,517,967/661,821 shares of capital stock
   issued and outstanding) ...................................           $11.36
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended June 30, 2001

Investment Income
Dividends (net of foreign taxes withheld
   of $91,637) ..............................     $  2,020,323
Interest ....................................          761,035     $  2,781,358
                                                  ------------
Expenses
Advisory fee ................................        3,170,647
Distribution fee - Class A ..................          216,365
Distribution fee - Class B ..................        1,945,961
Distribution fee - Class C ..................          587,388
Transfer agency .............................          863,343
Registration ................................          190,185
Custodian ...................................          161,317
Printing ....................................          159,583
Administrative ..............................          134,000
Audit and legal .............................           90,542
Amortization of offering expenses ...........           32,905
Directors' fees .............................           22,500
Miscellaneous ...............................           16,606
                                                  ------------
Total expenses ..............................                         7,591,342
                                                                   ------------
Net investment loss .........................                        (4,809,984)
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized loss on investment
   transactions .............................                        (8,232,522)
Net realized loss on foreign currency
   transactions .............................                           (92,030)
Net change in unrealized
   appreciation/depreciation of:
   Investments ..............................                       (28,886,556)
   Foreign currency denominated assets
   and liabilities ..........................                            (3,004)
                                                                   ------------
Net loss on investments .....................                       (37,214,112)
                                                                   ------------
Net Decrease in Net Assets from
   Operations ...............................                      $(42,024,096)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE HEALTH CARE FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                   Year Ended     August 27, 1999*
                                                    June 30,             to
                                                      2001          June 30, 2000
                                                 =============    ================
Increase (Decrease) in Net Assets
from Operations
Net investment loss ..........................   $  (4,809,984)   $     (1,498,464)
Net realized gain (loss) on investments
   and foreign currency transactions .........      (8,324,552)          2,704,482
Net change in unrealized appreciation/
   depreciation of investments and foreign
   currency denominated assets and
   liabilities ...............................     (28,889,560)         38,475,247
                                                 -------------    ----------------
Net increase (decrease) in net assets
   from operations ...........................     (42,024,096)         39,681,265
Distributions to Shareholders from:
Net realized gain on investments and
   foreign currency transactions
   Class A ...................................        (449,273)                 -0-
   Class B ...................................      (1,130,956)                 -0-
   Class C ...................................        (350,964)                 -0-
   Advisor Class .............................         (51,062)                 -0-
Distributions in excess of net realized gain
   on investments and foreign currency
   transactions
   Class A ...................................         (78,106)                 -0-
   Class B ...................................        (196,615)                 -0-
   Class C ...................................         (61,015)                 -0-
   Advisor Class .............................          (8,877)                 -0-
Capital Stock Transactions
Net increase .................................     138,884,144         211,055,200
                                                 -------------    ----------------
Total increase ...............................      94,533,180         250,736,465
Net Assets
Beginning of period ..........................     250,836,765             100,300
                                                 -------------    ----------------
End of period ................................   $ 345,369,945    $    250,836,765
                                                 =============    ================

*     Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2001

NOTE A

Significant Accounting Policies

Alliance Health Care Fund, Inc. (the "Fund") was organized as a Maryland corporation on April 30, 1999 and is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund commenced operations on August 27, 1999. Prior to commencement of operations on August 27, 1999, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10 shares of each of Class A, Class B, and Class C and 10,000 shares of Advisor Class for the aggregate amount of $100 each for Class A, Class B and Class C shares and $100,000 for the Advisor Class shares on July 14, 1999. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60


--------------------------------------------------------------------------------
16 o ALLIANCE HEALTH CARE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and forward exchange currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net change in unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Organization and Offering Expenses

Organization expenses of $42,000 were charged to the Fund as incurred prior to commencement of operations. Offering expenses of $174,200 have been fully amortized on a straight-line basis over a one year period.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares also have no distribution fees).

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency losses, net operating losses, reclassification of distributions and nondeductible offering expenses, resulted in a net decrease in accumulated net investment loss, and a corresponding increase in accumulated net realized loss on investments and foreign currency transactions and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .95% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $134,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended June 30, 2001.

The Fund compensates Alliance Global Investor Services Inc. (formerly, Alliance Fund Services, Inc.) a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $624,679 for the year ended June 30, 2001.

For the year ended June 30, 2001, the Fund's expenses were reduced by $20,336 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor") a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $75,330 from the sales of Class A shares and $3,350, $496,712 and $34,935 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2001.

Brokerage commissions paid on investment transactions for the year ended June 30, 2001, amounted to $194,038. For the period from July 1, 2000 to October 31, 2000, no commission was paid to brokers utilizing the service of the Pershing Division of Donaldson,


--------------------------------------------------------------------------------
18 o ALLIANCE HEALTH CARE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser (whose affiliation ended on November 2, 2000), nor to DLJ directly. Effective October 2, 2000, Sanford C. Bernstein & Co. LLC ("SCB") became an affiliate of the Adviser. For the period from October 2, 2000 to June 30, 2001, brokerage commissions of $375 were paid to SCB.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $6,809,452 and $545,891 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $165,418,535 and $24,910,726, respectively, for the year ended June 30, 2001. There were no purchases or sales of U.S. government or government agency obligations for the year ended June 30, 2001.

At June 30, 2001, the cost of investments for federal income tax purposes was $337,276,775. Gross unrealized appreciation of investments was $50,937,083 and gross unrealized depreciation of investments was $41,801,167 resulting in net unrealized appreciation of $9,135,916, (excluding foreign currency).

The Fund incurred and elected to defer post-October currency losses of $62,632 and capital losses of $10,267,939, for the period ended June 30, 2001.

Forward Exchange Currency Contracts

The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the differ-


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

ence between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets having a value at least equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 2001, the Fund had no outstanding forward exchange currency contracts.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares.

Transactions in capital stock were as follows:

                    --------------------------    ------------------------------
                             Shares                           Amount
                    --------------------------    ------------------------------
                    Year Ended      August 27,       Year Ended       August 27,
                      June 30,        1999* to         June 30,         1999* to
                          2001   June 30, 2000             2001    June 30, 2000
                    --------------------------    ------------------------------
Class A
Shares sold           8,292,579      5,937,308    $ 102,251,312    $  62,164,703
--------------------------------------------------------------------------------
Shares converted
  from Class B           31,532             -0-         373,600               -0-
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions          35,500             -0-         474,988               -0-
--------------------------------------------------------------------------------
Shares redeemed      (5,965,780)    (1,469,897)     (72,621,736)     (15,581,070)
--------------------------------------------------------------------------------
Net increase          2,393,831      4,467,411    $  30,478,164    $  46,583,633
================================================================================

Class B
Shares sold          10,751,121     12,896,989    $ 132,981,447    $ 133,894,116
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions          84,186             -0-       1,116,297               -0-
--------------------------------------------------------------------------------
Shares converted
  to Class A            (31,875)            -0-        (373,600)              -0-
--------------------------------------------------------------------------------
Shares redeemed      (4,109,457)    (1,164,694)     (48,412,412)     (12,534,628)
--------------------------------------------------------------------------------
Net increase          6,693,975     11,732,295    $  85,311,732    $ 121,359,488
================================================================================

*     Commencement of operations.


--------------------------------------------------------------------------------
20 o ALLIANCE HEALTH CARE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                       ---------------------------       -------------------------------
                                 Shares                               Amount
                       ---------------------------       -------------------------------
                       Year Ended       August 27,         Year Ended          August 27,
                         June 30,         1999* to           June 30,           1999* to
                             2001    June 30, 2000               2001      June 30, 2000
                       -----------------------------------------------------------------
Class C
Shares sold             3,217,754        4,010,691       $ 39,926,002       $ 42,260,644
----------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions            28,213               -0-           374,112                 -0-
----------------------------------------------------------------------------------------
Shares redeemed        (1,667,873)        (395,537)       (19,591,738)        (4,187,493)
----------------------------------------------------------------------------------------
Net increase            1,578,094        3,615,154       $ 20,708,376       $ 38,073,151
========================================================================================

Advisor Class
Shares sold               413,363          593,013       $  5,261,666       $  6,207,876
----------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions             3,687               -0-            49,924                 -0-
----------------------------------------------------------------------------------------
Shares redeemed          (248,277)        (109,965)        (2,925,718)        (1,168,948)
----------------------------------------------------------------------------------------
Net increase              168,773          483,048       $  2,385,872       $  5,038,928
========================================================================================

NOTE F

Concentration of Risk

Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2001.

*     Commencement of operations.


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                --------------------
                                                                      Class A
                                                                --------------------
                                                                    Year  August 27,
                                                                   Ended  1999(a) to
                                                                June 30,    June 30,
                                                                    2001        2000
                                                                --------------------
Net asset value, beginning of period ......................      $ 12.40     $ 10.00
                                                                --------------------
Income From Investment Operations
Net investment loss(b) ....................................         (.11)       (.06)(c)
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................        (1.00)       2.46
                                                                --------------------
Net increase (decrease) in net asset value from operations         (1.11)       2.40
                                                                --------------------
Less: Distributions
Distributions from net realized gain on investments
  and foreign currency transactions .......................         (.08)         -0-
Distributions in excess of net realized gain on investments
  and foreign currency transactions .......................         (.01)         -0-
                                                                --------------------
Total distributions .......................................         (.09)         -0-
                                                                --------------------
Net asset value, end of period ............................      $ 11.20     $ 12.40
                                                                ====================
Total Return
Total investment return based on net asset value(d) .......        (9.10)%     24.00%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .................      $76,827     $55,412
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements .................         1.73%       1.92%(e)
  Expenses, before waivers/reimbursements .................         1.73%       1.96%(e)
  Net investment loss .....................................         (.90)%      (.67)%(c)(e)
Portfolio turnover rate ...................................            8%         26%


See footnote summary on page 25.


--------------------------------------------------------------------------------
22 o ALLIANCE HEALTH CARE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                              ---------------------
                                                                    Class B
                                                              ---------------------
                                                                  Year   August 27,
                                                                 Ended   1999(a) to
                                                              June 30,     June 30,
                                                                  2001         2000
                                                              ---------------------
Net asset value, beginning of period ......................   $  12.33     $  10.00
                                                              ---------------------
Income From Investment Operations
Net investment loss(b) ....................................       (.19)        (.13)(c)
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................      (1.00)        2.46
                                                              ---------------------
Net increase (decrease) in net asset value from operations       (1.19)        2.33
                                                              ---------------------
Less: Distributions
Distributions from net realized gain on investments
  and foreign currency transactions .......................       (.08)          -0-
Distributions in excess of net realized gain on investments
  and foreign currency transactions .......................       (.01)          -0-
                                                              ---------------------
Total distributions .......................................       (.09)          -0-
                                                              ---------------------
Net asset value, end of period ............................   $  11.05     $  12.33
                                                              =====================
Total Return
Total investment return based on net asset value(d) .......      (9.81)%      23.30%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .................   $203,620     $144,659
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements .................       2.46%        2.64%(e)
  Expenses, before waivers/reimbursements .................       2.46%        2.67%(e)
  Net investment loss .....................................      (1.63)%      (1.40)%(c)(e)
Portfolio turnover rate ...................................          8%          26%

See footnote summary on page 25.


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                              -------------------
                                                                   Class C
                                                              -------------------
                                                                 Year  August 27,
                                                                Ended  1999(a) to
                                                             June 30,    June 30,
                                                                 2001        2000
                                                              -------------------
Net asset value, beginning of period ......................   $ 12.33     $ 10.00
                                                              -------------------
Income From Investment Operations
Net investment loss(b) ....................................      (.19)       (.12)(c)
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................     (1.00)       2.45
                                                              -------------------
Net increase (decrease) in net asset value from operations      (1.19)       2.33
                                                              -------------------
Less: Distributions
Distributions from net realized gain on investments
  and foreign currency transactions .......................      (.08)         -0-
Distributions in excess of net realized gain on investments
  and foreign currency transactions .......................      (.01)         -0-
                                                              -------------------
Total distributions .......................................      (.09)         -0-
                                                              -------------------
Net asset value, end of period ............................   $ 11.05     $ 12.33
                                                              ===================
Total Return
Total investment return based on net asset value(d) .......     (9.81)%     23.30%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .................   $57,405     $44,582
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements .................      2.44%       2.63%(e)
  Expenses, before waivers/reimbursements .................      2.44%       2.67%(e)
  Net investment loss .....................................     (1.60)%     (1.38)%(c)(e)
Portfolio turnover rate ...................................         8%         26%

See footnote summary on page 25.


--------------------------------------------------------------------------------
24 o ALLIANCE HEALTH CARE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                               ----------------------
                                                                    Advisor Class
                                                               ----------------------
                                                                   Year    August 27,
                                                                  Ended    1999(a) to
                                                               June 30,      June 30,
                                                                   2001          2000
                                                               ----------------------
Net asset value, beginning of period ......................      $12.54        $10.00
                                                               ----------------------
Income From Investment Operations
Net investment loss(b) ....................................        (.07)         (.03)(c)
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................       (1.02)         2.57
                                                               ----------------------
Net increase (decrease) in net asset value from operations        (1.09)         2.54
                                                               ----------------------
Less: Distributions
Distributions from net realized gain on investments
  and foreign currency transactions .......................        (.08)           -0-
Distributions in excess of net realized gain on investments
  and foreign currency transactions .......................        (.01)           -0-
                                                               ----------------------
Total distributions .......................................        (.09)           -0-
                                                               ----------------------
Net asset value, end of period ............................      $11.36        $12.54
                                                               ======================
Total Return
Total investment return based on net asset value(d) .......       (8.84)%       25.40%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .................      $7,518        $6,184
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements .................        1.42%         1.61%(e)
  Expenses, before waivers/reimbursements .................        1.42%         1.65%(e)
  Net investment loss .....................................        (.59)%        (.36)%(c)(e)
Portfolio turnover rate ...................................           8%           26%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of expenses waived and reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 25

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To The Board of Directors and Shareholders of Alliance Health Care Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Health Care Fund, Inc. (the "Fund") at June 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period August 27, 1999 (commencement of operations) through June 30, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
August 10, 2001

TAX INFORMATION (unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $53,141 of the capital gain distributions paid by the Alliance Health Care Fund during the fiscal year ended June 30, 2001, are subject to the maximum tax rate of 20%. Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your tax returns was included with your Form 1099 DIV which was sent to you separately in January 2001.


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26 o ALLIANCE HEALTH CARE FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

equity

Another term for stock.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.


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                                                  ALLIANCE HEALTH CARE FUND o 27

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $465 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 36 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 642 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/01.


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28 o ALLIANCE HEALTH CARE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements

      Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail--it's easy, convenient and saves you time and storage space.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


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                                                  ALLIANCE HEALTH CARE FUND o 29

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Norman M. Fidel, Senior Vice President
Thomas J. Bardong, Vice President
Russell Brody, Vice President
Matthew Murray, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


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30 o ALLIANCE HEALTH CARE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


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                                                  ALLIANCE HEALTH CARE FUND o 31

NOTES


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32 o ALLIANCE HEALTH CARE FUND

Alliance Health Care Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

HCFAR601